Components of Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Prepaid Expense And Other Current Assets [Abstract]
Receivables from financial leasing service	$ 31,426	¥ 216,071
Advance to vendors	13,554	93,192	¥ 78,329
Deposits for lending service	6,689	45,992	120,042
Interest receivables	55	379	4,330
Others	14,201	97,635	52,979
Total	$ 65,925	¥ 453,269	¥ 255,680